Prospectus supplement dated March 22, 2019
to the following prospectus(es):
America's Vision Plus Annuity, America's Vision Annuity (Vision N.Y.), BOA Exclusive dated May 1, 2004
This supplement updates certain information contained in your prospectus. Please read it and keep it with your prospectus for future reference.
At a meeting held on December 13, 2018, the Board of Trustees of Neuberger Berman Advisors Management Trust approved a Plan of Reorganization and Dissolution (the "Plan") under which each of the Guardian Portfolio and Large Cap Value Portfolio (together, the "Merging Funds") will transfer all of their assets to the Sustainable Equity Portfolio (the "Surviving Fund"). The merger will be effective on or about April 30, 2019 (the "Effective Date").
As a result of the merger, effective on or about April 26, 2019, the following changes apply to the contract/policy:
•	the Merging Funds will no longer be available to receive transfers or new purchase payments;
•	the Merging Funds will transfer all of their assets to the Surviving Fund in exchange for shares of the Surviving Fund; and
•	the Surviving Fund will assume all liabilities of the Merging Funds.
All references in the prospectus to the Merging Funds are deleted and replaced with the Surviving Fund as of the Effective Date.
PROS-2019-101
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